Exhibit 32

906 CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The accompanying Minn-Dak Farmers Cooperative Annual Report on Form 10-K for the period ended August 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 24, 2010	/s/ David H. Roche
President and
Chief Executive Officer

/s/ Steven M. Caspers
Executive Vice President and
Chief Financial Officer

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